UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

LINGERIE FIGHTING CHAMPIONSHIPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55498	20-8009362
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6955 North Durango Drive, Suite 1115-129

Las Vegas, NV 89149

(Address of principal executive offices)

(702) 527-2942

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

(i)	On March 28, 2018, Lingerie Fighting Championships, Inc. (the “Company”) dismissed its independent registered public accounting firm, Malone Bailey LLP (“Malone”).

(ii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

(iii)

The report of Malone on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about the Company’s ability to continue as a going concern.

(iv)

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016 and any subsequent interim periods through March 28, 2018, the date of dismissal, (a) there were no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K. It was communicated to management that material weaknesses had been identified related to (i) the lack of any accounting personnel (ii) the lack of internal audit functions, (iii) the lack of segregation of duties, and (iv) the lack of proper internal control procedures and documentation.

(v)

On March 29, 2018, the Company provided Malone with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On March 28, 2018, the Board of Directors of the Company engaged BF Borgers CPA, PC (“Borgers”) as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended December 31, 2017 and 2016 and any subsequent interim periods through the date hereof prior to the engagement of Borgers, neither the Company, nor someone on its behalf, has consulted Borgers regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Malone Bailey LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINGERIE FIGHTING CHAMPIONSHIPS, INC.

Date: March 30, 2018	By:	/s/ Shaun Donnelly
	Name:	Shaun Donnelly
	Title:	Chief Executive Officer

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